MFS(R) INSTITUTIONAL TRUST:

                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

                        Supplement to Current Prospectus

Effective immediately, for each series listed above, the Portfolio Management section of the Prospectus is hereby restated as follows:

Portfolio Management

The Emerging Equities Series is managed by a team of portfolio managers comprised of Robert A. Henderson, a Senior Vice President of the adviser, and Thomas H. Wetherald and Camille H. Lee, each a Vice President of the adviser. Mr. Henderson has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Wetherald has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

The International Equity Series is managed by a team of portfolio managers comprised of David R. Mannheim, a Senior Vice President of the adviser and Elizabeth A. Palmer and Marcus Smith, each a Vice President of the adviser. Mr. Mannheim has been a portfolio manager of the series since January 1996 and has been employed in the investment management area of the adviser since 1988. Ms. Palmer has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Ms. Palmer was an associate portfolio manager and client relationship manager at Grantham, Mayo, Van, Otterloo & Co. LLC. Mr. Smith has been a portfolio manager of the fund since 2001 and has been employed in the investment management area of the adviser since 1994.

The Large Cap Value Series is managed by a team of portfolio managers comprised of Steven R. Gorham, a Senior Vice President of the adviser, and Edward B. Baldini, a Vice President of the adviser. Mr. Gorham has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Baldini has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments.

The Mid Cap Growth Series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, a Senior Vice President of the adviser, and Eric B. Fischman and Camille H. Lee, each a Vice President of the adviser. Mr. Sette-Ducati has been a portfolio manager of the series since 2000 and has been employed in the investment management area of the adviser since 1995. Mr. Fischman has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

                                      * * *

As members of the above named portfolio management teams, Mses. Lee and Palmer, and Mr. Baldini each generally contributes to the day-to-day management of each series' portfolio though such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which these individuals may perform these functions, and the nature of these functions, may change from time to time.

                                     * * *

Members of the team may change from time to time, and a current list of team members is available by contacting an Institutional client services representative via e-mail at institutionalclientservice@mfs.com or via telephone at (877) 960-6077.

      The date of this Supplement is July 1, 2004, as revised July 7, 2004.